Prudential Investment Portfolios, Inc. 17
Prudential Total Return Bond Fund

Supplement dated March 11, 2016 to the Currently Effective Statement of Additional Information

Effective as of April 1, 2016, the Fund’s Manager, Prudential Investments LLC (PI), has agreed to contractually reduce its management fee rate. To reflect this change, effective as of April 1, 2016, the management fee rate appearing for PI in Part I of the Statement of Additional Information is hereby deleted, and the following new management fee rate is substituted:

0.44% on average daily net assets up to $1 billion;
0.42% on average daily net assets from $1 billion to $3 billion;
0.40% on average daily net assets from $3 billion to $5 billion;
0.39% on average daily net assets from $5 billion to $10 billion;
0.38% on average daily net assets over $10 billion.

Concurrent with the changes above, PI and PGIM, Inc. have agreed to contractually amend the subadvisory fee rate applicable to PGIM, Inc. To reflect this change, effective as of April 1, 2016, the subadvisory fee rate in Part I of the Statement of Additional Information is hereby deleted, and the following new subadvisory fee rate is substituted:

0.20% on average daily net assets up to $8 billion;
0.16% on average daily net assets over $8 billion.

LR847